[LOGO]
The Argentina Fund, Inc.
Semiannual Report

April 30, 2000


A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

The Argentina Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers


Investment characteristics

o    investments in a broad spectrum of Argentine industries

o    non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy


General Information
--------------------------------------------------------------------------------
Executive Offices

     The Argentina Fund, Inc.
     345 Park Avenue
     New York, NY 10154

     For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

     For account information: 1-800-426-5523

     EquiServe
     Investor Relations Department
     P.O. Box 8200
     Boston, MA 02266-8200

Legal Counsel

     Willkie Farr & Gallagher

Custodian

     Brown Brothers Harriman & Co.

Independent Accountants

     PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- AF

Contents
--------------------------------------------------------------------------------
In Brief ................................    3
Letter to Shareholders ..................    3
Investment Summary ......................    5
Portfolio Summary .......................    6
Investment Portfolio ....................    7
Financial Statements ....................   10
Financial Highlights ....................   13
Notes to Financial Statements ... ... ...   14
Report of Independent Accountants........   17
Investment Manager ......................   18
Directors and Officers ..................   19


Net Asset Value

The fund's net asset value is listed in the following publications:

     The Wall Street Journal (Mondays)
     The New York Times
     Barron's
     The Financial Times


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] The Argentina Fund, Inc.
In Brief
--------------------------------------------------------------------------------

o Stocks in Argentina fell during the six months due to a variety of negative country-specific factors.

o The fund continues to look for companies that possess characteristics which should allow them to perform well even when the economy is weak.

o The fund's investment mandate -- which allows it to invest in companies throughout the Mercosur region -- helped cushion the poor performance of stocks in Argentina.

[LOGO] Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders:

The economies of Latin America have begun to pick up steam during the past eighteen months, but so far Argentina has been left behind. The combination of low levels of consumer confidence, insufficient reform efforts by the government, and the peso's peg to the dollar have combined to weigh on the country's stock market. Stocks in Argentina were relatively flat during November and December, a period when most of the world's developing markets -- including those in Latin America -- were rallying. The Argentine market gained significant ground in January and February, but fell in the final two months of the period as fears of higher interest rates in the United States led to weakness in all of the global markets. The Merval Index lost over 20% from March 3 to April 28, falling from 645 to 510. Amid this difficult environment, the fund's strict stock selection criteria enabled it to outperform its benchmark index by a wide margin. In the six-month period ended April 30, 2000, the fund's net asset value rose 9.07% to $15.03, compared to a loss of 1.4% for the IFC Argentina Global Total Return Index. The fund's shares trading on the New York Stock Exchange rose 2.78% to $10.38, a discount of 30.97% to NAV.

Investment Environment

   The most important factor in the weak performance of the Argentine market has been the lack of improvement in the country's economy. Hopes for a turnaround were raised in mid-1999 when President Francisco de la Rua was elected president amid a great deal of fanfare. The economy had been struggling for some time, and the Argentine citizens viewed the changing of the guard as a potential turning point. However, the government's inability to repair the country's tenuous fiscal situation has led to further stagnation. In order to cope with the difficulties in the public sector, the government has raised taxes and reduced spending, which in turn has taken a bite out of consumption levels and caused confidence to deteriorate. A recent Merrill Lynch report cited a poll showing that only 1% of the nation's businessmen think that the level of demand is "encouraging," while 59% think that it is normal and 40% think that it is "discouraging." Although the strength of Brazil and Chile has caused Argentina's trade picture to improve, the country possesses little pricing power for its agricultural products. As a result, the recovery in Argentina's neighbors has not translated into an improved trade balance. A further problem is the country's high level of dollar-denominated debt, which makes it exceptionally vulnerable to rising rates in the United States. Although growth is expected to be higher in 2000 and 2001 than it was in 1999, the bad news currently outweighs the good news for investors in Argentina.

Fund Strategy

   While these economic factors led to poor performance from the stock market overall, our holdings in what we believe to be the region's strongest

[LOGO] The Argentina Fund, Inc.
Letter to Shareholders
--------------------------------------------------------------------------------

companies allowed the fund to perform well on a relative basis. Over time, important fundamental factors such as pricing power, strong management teams, well-known brand franchises, and dollar-linked revenues are what differentiate the winning stocks from the losers in a difficult environment, as these companies are able to do well even when the economy is producing a spotty performance.

   Another key factor in the fund's outperformance in relation to the Index was our decision to take advantage of its ability to invest in non-Argentine companies that do a significant percentage of their business in Argentina. As part of this strategy, we moved assets into Chile, which is expected to grow at about 7% in 2000, and Brazil, which is expected to grow at 3.5%. In contrast, recent estimates show Argentina growing at only 2.6% this year. Purchases in these countries included Petrobras, Banco Itau, and Brahma in Brazil, as well as Cervecerias Unidas in Chile.

   Performance was also helped by tender offers for several of the fund's holdings. The first was Telefonica de Espana's tender for its subsidiaries in Latin America, including the fund holding Telefonica de Argentina. British American Tobacco announced a tender offer for Nobleza Piccardo, a cigarette company that made up 1.3% of the fund's net assets, and which rose 54% on the news. In addition, Banco Santander announced a tender offer for Banco Rio. We redeployed the proceeds of these sales into the banking sector (Banco Frances and Banco Galicia), and the food and beverage sector (Molinos Rio de la Plata and Quilmes). We believe that these holdings will act as solid defensive plays if the economic backdrop remains difficult, but will also prosper if consumption begins to rise. We also increased our holdings in Siderca, a maker of tubular steel goods that stands to benefit from rising capital expenditures in the oil and gas sector.

Outlook

   Our outlook is mixed at this juncture. The government needs to take a stronger stand on fiscal reforms in order to raise confidence, which in turn would lead to greater consumption and stronger credit creation. In addition, the external debt burden must be reduced. Even if the government were to take action on this front, however, there are still many factors that are out of their hands. The most important of these is the interest rate outlook in the United States. If the Federal Reserve continues to raise rates through the summer, as many expect, stocks in Argentina are likely to remain under pressure. While we don't believe that the economy will slip into a recession, it appears that the near-term upside is limited. On the plus side, the valuation of the Argentine market has fallen below its historic average. Even though the economic picture is murky, stock market declines provide the opportunity to invest in the region's top companies at very attractive prices. We believe that our focus on such companies will allow the fund to outperform over time.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

[LOGO] The Argentina Fund, Inc.
Investment Summary as of April 30, 2000
--------------------------------------------------------------------------------

Historical
Information
Life of Fund
                                                      Total Return (%)
                       ----------------------------------------------------------------------------
                             Market Value             Net Asset Value (a)           Index (b)
                       ----------------------      ------------------------     -------------------
                                     Average                      Average                    Average
                        Cumulative   Annual         Cumulative    Annual        Cumulative   Annual
                       ----------------------      ------------------------     -------------------
Current Quarter         -11.70          --           -6.53           --         -8.76           --
One Year                -12.12      -12.12            4.97         4.97         -3.56        -3.56
Three Year               -9.77       -3.37           14.53         4.63          2.38          .78
Five Year                 6.07        1.19           70.33        11.24         68.75        11.02
Life of Fund*            13.61        1.51           79.87         7.13         62.36         5.86

--------------------------------------------------------------------------------

Per Share Infomration and returns(a)

Yearly periods ended April 30

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING TOTAL RETURN
DATA:

         1992*         13.81
         1993         -23.01
         1994          46.38
         1995         -19.48
         1996          26.97
         1997          17.13
         1998          10.33
         1999          -1.11
         2000           4.97


                           1992*     1993      1994      1995      1996      1997      1998      1999      2000
Net Asset Value .......  $12.68    $ 9.64    $13.98    $10.60    $13.12    $14.98    $16.18    $15.16    $15.03

Income Dividends ......  $  .06    $  .05    $  .14    $  .27    $  .33    $  .33    $  .25    $  .45    $  .31

Capital Gains
Distributions .........  $   --    $  .09    $  .02    $  .46    $   --    $   --    $   --    $   --    $  .39

Total Return (%) ......   13.81    -23.01     46.38    -19.48     26.97     17.13     10.33     -1.11      4.97


(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  IFC Argentina Global Total Return Index U.S. $.

* The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

     Past results are not necessarily indicative of future performance of the Fund.

[LOGO] The Argentina Fund, Inc.
Portfolio Summary as of April 30, 2000
--------------------------------------------------------------------------------

Diversification

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities   96%
Cash Equivalents     4%
                   ----
                   100%
                   ====
--------------------------------------------------------------------------------

Sectors

                Sector breakdown of the Fund's equity securities

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial           30%
Communications      19%
Consumer Staples    15%
Energy              11%
Metals & Minerals   11%
Utilities            9%
Construction         4%
Service Industries   1%
                   ----
                   100%
                   ====

--------------------------------------------------------------------------------

Ten Largest Equity Holdings (61% of Portfolio)

1. Telecom Argentina S.A.

2. Petroleo Brasileiro S.A.

3. Banco de Galicia y Buenos Aires

4. PC Holdings S.A.

5. Telefonica de Argentina S.A.

6. Banco Frances del Rio de la Plata

7. Dalmine Siderca

8. Siderar SAIC

9. Inversiones y Representaciones S.A.

10. Quilmes Industrial S.A.


[LOGO] The Argentina Fund, Inc.
Investment Portfolio as of April 30, 2000
----------------------------------------------------------------------------------------------------
                                                                            Principal
                                                                             Amount ($)   Value ($)
----------------------------------------------------------------------------------------------------
Repurchase Agreements 4.1%
Donaldson, Lufkin and Jenrette, 5.68%, to be repurchased at $5,666,681 on
  5/1/2000** (Cost $5,664,000) ..........................................    5,664,000    5,664,000
                                                                                        ------------
----------------------------------------------------------------------------------------------------
Preferred Stocks 1.5%
                                                                               Shares
                                                                           ------------
Communications
Telephone/Communications
Nortel Inversora "A" S.A. (ADS) (b) .....................................       40,983      521,546
Nortel Inversora "B" S.A. (ADR) .........................................       88,685    1,640,672
                                                                                        ------------
Total Preferred Stocks (Cost $1,597,238) ................................                 2,162,218
                                                                                        ------------
----------------------------------------------------------------------------------------------------
Common Stocks 94.4%

Consumer Staples 14.0%
Alcohol & Tobacco 6.1%
Companhia Cervejaria Brahma (pfd.) (ADR) (c) ............................      257,500    3,991,250
Massalin Particulares S.A ...............................................      574,972    4,085,099
Vina Concha y Toro S.A. (ADR) (d) .......................................       10,000      386,875
                                                                                        ------------
                                                                                          8,463,224
                                                                                        ------------
Food & Beverage 7.9%
Companhia Cervecerias Unidas S.A. (ADR) (d) .............................      161,300    3,599,006
Molinos Rio de la Plata S.A.* ...........................................      604,575    1,337,027
Quilmes Industrial S.A ..................................................      569,250    4,625,156
Quilmes Industrial S.A. (ADR) ...........................................      130,000    1,235,000
Quimica Estrella "B"* (b) ...............................................      227,160      220,496
                                                                                        ------------
                                                                                         11,016,685
                                                                                        ------------
Communications 16.5%
Telephone/Communications
Telecom Argentina S.A. "B" (ADR) ........................................      536,232   14,980,981
Telefonica de Argentina S.A. "B" ........................................    2,298,000    8,094,505
                                                                                        ------------
                                                                                         23,075,486
                                                                                        ------------
Financial 28.4%
Banks 17.8%
Banco de Galicia y Buenos Aires "B" .....................................    2,298,223    9,958,127
Banco Frances S.A .......................................................    1,007,382    6,673,440

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Banco Itau S.A. (pfd.) (c) .....................    68,600,000     5,125,069
Banco Rio de la Plata S.A. (ADR)* ..............       223,200     3,096,900
                                                                 ---------------
                                                                  24,853,536
                                                                 ---------------
Other Financial Companies 6.4%
BI S.A. "A" (b) ................................     1,000,000       750,000
PC Holdings S.A. "B" (ADR) .....................       531,030     8,131,397
                                                                 ---------------
                                                                   8,881,397
                                                                 ---------------
Real Estate 4.2%
Inversiones y Representaciones S.A. (GDR) ......       197,918     5,863,321
                                                                 ---------------
Service Industries 0.7%
EDP Services
El Sitio, Inc. .................................        95,000     1,021,250
                                                                 ---------------
Energy 10.8%
Oil Companies
Petrobras Distribuidora S.A. (pfd.) (c) ........   165,600,000     1,926,349
Petroleo Brasileiro S.A. (pfd.) (c) ............    55,000,000    13,091,035
                                                                 ---------------
                                                                  15,017,384
                                                                 ---------------
Metals & Minerals 10.4%
Steel & Metals
Acindar* .......................................       730,000     1,030,006
Gerdau S.A. (pfd.) (c) .........................    46,400,000     1,119,557
Siderca SAIC ...................................     2,920,505     6,283,390
Siderar SAIC "A" ...............................     1,552,796     6,060,056
                                                                 ---------------
                                                                  14,493,009
                                                                 ---------------
Construction 4.5%
Building Materials
Juan Minetti S.A. "B"* .........................       927,239     1,484,599
Loma Negra Cia. S.A. (b) .......................       448,653     4,816,749
                                                                 ---------------
                                                                   6,301,348
Utilities 9.1%                                                   ---------------
Electric Utilities 3.6%
Capex S.A. "A"* ................................       655,579     3,516,312
Empresa Nacional de Electricidad Chile (ADR) (d)       124,849     1,435,764
                                                                 ---------------
                                                                   4,952,076
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Argentina Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Natural Gas Distribution 5.5%
Gas Natural Ban S.A. "B" ...........................       665,184     1,198,152
MetroGas S.A. "B" (ADR) ............................       377,475     3,302,906
Transportadora de Gas del Sur "B" ..................     1,956,215     3,190,816
                                                                    ------------
                                                                       7,691,874
                                                                    ------------
Total Common Stocks (Cost $109,763,667) ............                 131,630,590
                                                                    ------------
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $117,024,905) (a) .........................                 139,456,808
                                                                    ============
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $117,224,628. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $22,232,180. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $26,367,327, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,135,147.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $6,308,791 (4.52% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2000 aggregated $6,352,224. These securities may also have certain restrictions as to resale.

(c) Investments in Brazilian companies aggregating $25,253,260 (18.07% of net assets).

(d) Investments in Chilean companies aggregating $5,421,645 (3.88% of net assets).

    The accompanying notes are an integral part of the financial statements.


[LOGO] The Argentina Fund, Inc.
Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 April 30, 2000
------------------------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $117,024,905) ......................   $ 139,456,808
Cash .........................................................................             935
Dividends receivable .........................................................         670,333
Interest receivable ..........................................................           2,681
                                                                                 -------------
Total assets .................................................................     140,130,757
                                                                                 -------------
LIABILITIES
Payable for subscribed shares ................................................         208,559
Accrued management fee .......................................................         120,406
Other accrued expenses and payables ..........................................          85,600
                                                                                 -------------
Total liabilities ............................................................         414,565
                                                                                 -------------
Net assets, at value .........................................................   $ 139,716,192
                                                                                 =============
NET ASSETS Net assets consist of:
Undistributed net investment income (loss) 694,778 Net unrealized appreciation
(depreciation) on:
   Investments ...............................................................      22,431,903
   Foreign currency related transactions .....................................          (2,431)
Accumulated net realized gain (loss) .........................................       2,310,180
Paid-in capital ..............................................................     114,281,762
                                                                                 -------------
Net assets, at value .........................................................   $ 139,716,192
                                                                                 =============
Netasset value per share ($139,716,192 B 9,295,306 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares
   authorized) ...............................................................   $       15.03
                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

                                       10

[LOGO] The Argentina Fund, Inc.
Financial Statements
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Statement of Operations
 Six Months Ended April 30, 2000
----------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign taxes withheld of $49,133) ......................   $  2,825,930
Interest ..................................................................        125,299
                                                                              ------------
Total income ..............................................................      2,951,229
                                                                              ------------
Expenses:
Management fee ............................................................        787,827
Custodian and accounting fees .............................................        118,286
Auditing ..................................................................         36,490
Legal .....................................................................         11,638
Directors' fees and expenses ..............................................         29,208
Services to shareholders ..................................................         22,262
Reports to shareholders ...................................................         20,814
Other .....................................................................         28,615
                                                                              ------------
                                                                                 1,055,140
                                                                              ------------
Net investment income (loss) ..............................................      1,896,089
                                                                              ------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...............................................................      2,569,706
Foreign currency related transactions (including CPMF tax of $1,474) ......         (9,721)
                                                                              ------------
                                                                                 2,559,985
                                                                              ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...............................................................      6,216,625
Foreign currency related transactions .....................................         (1,643)
                                                                              ------------
                                                                                 6,214,982
                                                                              ------------
Net gain (loss) on investment transactions ................................      8,774,967
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $ 10,671,056
                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                       11

[LOGO] The Argentina Fund, Inc.
Financial Statements
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                                      Six Months Ended     Year Ended
                                                                          April 30,       October 31,
Increase (Decrease) in Net Assets                                           2000              1999
---------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ........................................   $   1,896,089    $   3,554,312
Net realized gain (loss) on investment transactions .................       2,559,985        5,362,548
Net unrealized appreciation (depreciation) on investment transactions
   during the period ................................................       6,214,982        9,822,818
                                                                        -------------    -------------
Net increase (decrease) in net assets resulting from operations .....      10,671,056       18,739,678
                                                                        -------------    -------------
Distributions to shareholders from:
   Net investment income ............................................      (2,878,154)      (4,172,863)
   Net realized gains ...............................................      (3,620,904)            --
                                                                        -------------    -------------
Total distributions .................................................      (6,499,058)      (4,172,863)
                                                                        -------------    -------------
Reinvestment of distributions .......................................         130,221           92,168
                                                                        -------------    -------------
Increase (decrease) in net assets ...................................       4,302,219       14,658,983
Net assets at beginning of period ...................................     135,413,973      120,754,990
                                                                        -------------    -------------
Net assets at end of period (including undistributed net investment
   income (loss) of $694,778 and $1,676,843, respectively) ..........   $ 139,716,192    $ 135,413,973
                                                                        =============    =============
Other Information
Shares outstanding at beginning of period ...........................       9,284,370        9,273,029
Shares issued to shareholders in reinvestment of distributions ......          10,936           11,341
                                                                        -------------    -------------
Shares outstanding at end of period .................................       9,295,306        9,284,370
                                                                        =============    =============

    The accompanying notes are an integral part of the financial statements.


[LOGO] The Argentina Fund, Inc.
Financial Highlights
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
------------------------------------------------------------------------------------------------------------------------

                                               Six Months                     Years Ended October 31,
                                                  Ended      ----------------------------------------------------------
                                             April 30, 2000   1999        1998        1997       1996        1995
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .......     $14.59      $ 13.02     $ 14.60     $ 12.70    $ 10.27     $ 14.53
                                                 -------      -------     -------     -------    -------     -------
Income (loss) from investment operations:
   Net investment income (loss) (a) ........        .20          .38         .39         .30        .26         .31
   Net realized and unrealized gain (loss)
         on investment transactions ........        .94         1.64       (1.72)       1.93       2.50       (3.84)
                                                 -------      -------     -------     -------    -------      ------
Total from investment operations ...........       1.14         2.02       (1.33)       2.23       2.76       (3.53)
                                                 -------      -------     -------     -------    -------      ------
Less distributions from:
   Net investment income ...................       (.31)        (.45)       (.25)       (.33)      (.33)       (.27)
   Net realized gains on investment
         transactions ......................       (.39)          --          --          --         --        (.46)
                                                --------      -------     -------     -------    -------     ------
Total distributions ........................       (.70)        (.45)       (.25)       (.33)      (.33)       (.73)
                                                --------      -------     -------     ------     ------      ------
Net asset value, end of period .............     $15.03      $ 14.59     $ 13.02     $ 14.60    $ 12.70     $ 10.27
                                                 ======      =======     =======     =======    =======     =======
Market value, end of period ................     $10.38      $ 10.69     $  9.63     $ 12.31    $ 11.50     $ 10.13
                                                 ======      =======     =======     =======    =======     =======
Total Return
Per share market value (%) .................       2.78**      17.19      (20.15)       9.84      16.52      (26.48)
Per share net asset value (%) (b) ..........       9.07**      18.26       (8.90)      17.94      26.86      (24.94)
Ratios to Average Net Assets and
Supplemental Data
Net assets, end of period ($ millions) .....        140          135         121         135        118          95
Ratio of expenses (%) ......................       1.39*        1.47        1.48        1.71       1.90        1.98
Ratio of net investment income (loss) (%) ..       2.51*        2.88        2.75        1.96       2.11        2.71
Portfolio turnover rate (%) ................       16.9*        40.9        14.1        32.0       19.0        25.0

(a)  Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*    Annualized

**   Not annualized

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities. At April 30, 2000, the exchange rates were U.S. $1 to 0.9997 Argentine peso and U.S. $1 to 1.807 Brazilian real.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. However, under Brazilian and Chilean tax laws, the Fund is subject to withholding taxes on dividends ranging from 15% to 35%.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain (loss) from foreign currency related transactions.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities
   ---------------------------------

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $12,183,985 and $13,382,713, respectively.

C. Related Parties
   ---------------

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the agreement. The management fee payable under the agreement is equal to an annual rate of 1.04% of the Fund's average weekly net assets and payable monthly. For the six months ended April 30, 2000, the fee pursuant to the Agreement amounted to $787,827.

[LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $52,632, of which $8,365 is unpaid at April 30, 2000.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SSC aggregated $8,440, of which $856 is unpaid at April 30, 2000.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $29,208.

D. Investing in Emerging Markets
   -----------------------------

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United Sates.

E. Line of Credit
   --------------

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

[LOGO] The Argentina Fund, Inc.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Argentina Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Argentina Fund, Inc. (the "Fund") at April 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
June 15, 2000

[LOGO] The Argentina Fund, Inc.
Investment Manager
--------------------------------------------------------------------------------

   The investment manager of The Argentina Fund, Inc. is Scudder Kemper Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

[LOGO] The Argentina Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------

NICHOLAS BRATT*
    Chairman of the Board, President and Director

JAVIER A. GONZALEZ FRAGA
    Director

KENNETH C. FROEWISS
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

JOSE E. ROHM
    Honorary Director

JUDITH A. HANNAWAY*
    Vice President

ANN M. MCCREARY*
    Vice President

PAUL H. ROGERS*
    Vice President

JOHN MILLETTE*
    Vice President and Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Scudder Kemper Investments, Inc.